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                                                                       EXHIBIT 1

                       [Form of Underwriting Agreement]

                      _____________ Preferred Securities

                        TCI COMMUNICATIONS FINANCING __
                          (a Delaware Business Trust)

                       ____% Trust Preferred Securities
                (Liquidation Amount $25 per Preferred Security)
          guaranteed to a limited extent by TCI Communications, Inc.

                              PURCHASE AGREEMENT
                              ------------------

                                                            ____________, 1996

[Underwriter]

Dear Sirs:

     Each of TCI Communications Financing __ (the "Trust"), a statutory business trust formed under the Business Trust Act (the "Delaware Act") of the State of Delaware and TCI Communications, Inc., a Delaware corporation (the "Company"), confirms its agreement with ____________ and each of the other Underwriters named in Schedule A hereto (collectively, the "Underwriters," which term shall include any underwriter substituted as hereinafter provided in Section 9 hereof), for whom ____________, ____________ and ____________ are acting as
Representatives (in such capacity, the "Representatives"), with respect to the sale by the Trust and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of ___% Trust Preferred Securities (liquidation amount $25 per preferred security) of the Trust (the "Preferred Securities") set forth in Schedule A (the "Securities"). The Preferred Securities will be guaranteed by the Company on a limited basis to the extent the Trust has funds available therefor pursuant to a Guarantee Agreement to be dated as of the Closing Date (the "Guarantee"). The aforesaid Securities to be purchased by the Underwriters, together with the Guarantee, are collectively hereinafter called the "Offered Securities".
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     The entire proceeds from the sale of the Securities will be combined with the entire proceeds from the sale by the Trust to the Company of its common securities (the "Common Securities") and will be used by the Trust to purchase the ___% Subordinated Deferrable Interest Notes due 20__ (the "Subordinated Debt Securities") of the Company. The Preferred Securities and the Common Securities will be issued pursuant to the amended and restated declaration of trust of the Trust, to be dated as of the Closing Date (the "Declaration"), among the Company, as Sponsor, the trustees named therein (the "Trustees") and the holders from time to time of undivided beneficial interests in the assets of the Trust. The Subordinated Debt Securities will be issued pursuant to an indenture, dated as of January 29, 1996 (the "Base Indenture"), between the Company and The Bank of New York, as trustee (the "Debt Trustee"), and a supplement to the Base Indenture, to be dated as of the Closing Date (the "Supplemental Indenture," and together with the Base Indenture and any other amendments or supplements thereto, the "Indenture"), between the Company and the Debt Trustee.

     Prior to the purchase and public offering of the Offered Securities by the several Underwriters, the Trust, the Company and the Representatives, acting on behalf of the several Underwriters, shall enter into an agreement substantially in the form of Exhibit A hereto (the "Pricing Agreement"). The Pricing Agreement may take the form of an exchange of any standard form of written telecommunication between the Trust and the Company and the Representatives and shall specify such applicable information as is indicated in Exhibit A hereto. The offering of the Offered Securities will be governed by this Agreement, as supplemented by the Pricing Agreement. From and after the date of the execution and delivery of the Pricing Agreement, this Agreement shall be deemed to incorporate the Pricing Agreement.

     The Trust and the Company understand that the Underwriters propose to make a public offering of the Offered Securities as soon as the Representatives deem advisable after the Registration Statement becomes effective and the Pricing Agreement has been executed and delivered.

     SECTION 1.  Registration Statement and Prospectus. The Trust and the
                 -------------------------------------
Company have filed with the Securities and Exchange Commission (the "Commission") a shelf registration statement on

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Form S-3 (No. 333-________) and a related preliminary prospectus and preliminary prospectus supplement relating to the Offered Securities and the Subordinated Debt Securities under the Securities Act of 1933, as amended (the "1933 Act"), have filed such amendments thereto, if any, and such amended preliminary prospectus or prospectuses and preliminary prospectus supplement or supplements as may have been required to the date hereof, and will promptly file with the Commission a prospectus supplement specifically relating to the Offered Securities pursuant to Rule 424 under the 1933 Act, if necessary. The information, if any, included in such prospectus and prospectus supplement that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective pursuant to paragraph (b) of Rule 430A is referred to as "Rule 430A Information". Each prospectus and prospectus supplement used before such registration statement became effective, and any prospectus and prospectus supplement that omitted the Rule 430A Information that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a "preliminary prospectus." Such registration statement, including the exhibits thereto, schedules thereto, if any, and the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, at the time it became effective and including the Rule 430A Information is herein called the "Registration Statement." The final prospectus, including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, in the form first furnished to the Underwriters for use in connection with the offering of the Securities, is herein called the "Prospectus." For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

     All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be; and all references in this

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Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934 (the "1934 Act") which is incorporated by reference in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be.

     SECTION 2.  Agreements to Sell and Purchase.
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     (a)  On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Trust agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Trust, at the price per Preferred Security set forth in the Pricing Agreement, the number of Securities set forth in Schedule A opposite the name of such Underwriter (except as otherwise provided in the Pricing Agreement), plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 9 hereof.

     (b) As compensation to the Underwriters for their commitment hereunder, and in view of the fact that the proceeds of the sale of the Offered Securities will be used by the Trust to purchase the Subordinated Debt Securities of the Company, the Company hereby agrees to pay at the Closing Date and the Date of Delivery, if any, for the account of the several Underwriters, an amount per Preferred Security as set forth in the Pricing Agreement.

     SECTION 3.  Delivery and Payment.
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     Payment of the purchase price for, and delivery of certificates for, the
Securities to be purchased by the Underwriter shall be made at the offices of Baker & Botts, L.L.P., 599 Lexington Avenue, Suite 2900, New York, New York 10022, or at such other place as shall be agreed upon by the Representatives, the Trust and the Company, at 10:00 A.M. on the third business day following the date of the Pricing Agreement, or such other time not later than ten business days after such date as shall be agreed upon by the Representatives, the Trust and the Company (such time and date of payment and delivery being herein called the "Closing Date"). Payment shall be made to the Trust by certified or official bank check or checks drawn in New York Clearing House

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funds or similar next day funds payable to the order of the Trust against delivery to the Representatives for the account of the several Underwriters of the Preferred Securities in book-entry form through the facilities of The Depository Trust Company. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Securities which it has agreed to purchase. ____________, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Securities to be purchased by any Underwriter whose check has not been received by the Closing Date, but such payment shall not relieve such Underwriter from its obligations hereunder.

     At the Closing Date and the Date of Delivery, if any, the Company will pay, or cause to be paid, the commission payable at such time to the Underwriters under Section 2 hereof by certified or official bank check or checks payable to ____________ in New York Clearing House funds or other similar next day funds.

     SECTION 4.  Covenants of the Trust and the Company.  Each of the Trust and
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the Company, jointly and severally, covenants with each Underwriter as follows:

          (a) The Trust and the Company, subject to Section 4(c), will comply with the requirements of Rule 430A, if applicable, and will notify the Underwriters immediately, and confirm the notice in writing, (1) of the effectiveness of any post-effective amendment to the Registration Statement and of the filing of any amended Prospectus pursuant to Rule 430A, if applicable, or Rule 424(b), (2) of any comments of the Commission regarding the Registration Statement or the Prospectus (or any of the documents incorporated by reference therein) or of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (3) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, any order preventing or suspending the use of any preliminary prospectus or the initiation or threatening of any proceedings for that purpose, (4) of the receipt by the Trust or the Company of any notification with respect to the suspension of the qualification of the Offered Securities for offer or sale in any jurisdiction or the

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     initiation or threatening of any proceedings for such purpose and (5) of the happening of any event during the period mentioned in paragraph (d) below which makes any statement of a material fact made in the Registration Statement or the Prospectus (as theretofore amended or supplemented) untrue or which requires the making of any changes in the Registration Statement or the Prospectus (as theretofore amended or supplemented) in order to make the statements therein, in light of the circumstances when the Prospectus is delivered to a purchaser, not misleading. The Trust and the Company will use their reasonable best efforts to prevent the issuance of any order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any preliminary prospectus or suspending the qualification of the Offered Securities for offer or sale in any jurisdiction, and if any such order is issued, the Trust and the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible time.

          (b) To furnish to each of the Underwriters, without charge, one signed copy of the Registration Statement and any post-effective amendment thereto, including all financial statements and schedules, exhibits and documents incorporated therein by reference (including exhibits incorporated therein by reference to the extent not previously furnished to the Underwriters) and to deliver to the Underwriters the number of conformed copies of the Registration Statement and any post-effective amendment thereto, excluding exhibits, as the Underwriters or their counsel may reasonably request.

          (c) To give the Representatives advance notice of their intention to file any amendment or supplement to the Registration Statement or the Prospectus with respect to the Offered Securities, and not to file any such amendment or supplement to which the Representatives shall reasonably object in writing.

          (d) During the period of time that the Prospectus is required by law to be delivered, to deliver to each Underwriter, without charge, as many copies of the Prospectus or any amendment or supplement thereto as such Underwriter may reasonably request. Each of the Trust and the Company consents to the use of the Prospectus or any amendment or

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     supplement thereto by the several Underwriters and by all dealers to whom the Offered Securities may be sold, both in connection with the offering or sale of the Offered Securities and for such period of time thereafter as the Prospectus is required by law to be delivered in connection therewith. If during such period of time any event shall occur which in the judgment of the Trust or the Company should be set forth (or incorporated by reference) in the Prospectus in order to make the statements therein, in light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to supplement or amend the Prospectus to comply with law, the Trust and the Company will forthwith prepare and duly file with the Commission an appropriate supplement or amendment thereto, and shall in any event forthwith file all reports and any definitive proxy statement or information statement required to be filed by the Trust or the Company with the Commission pursuant to Section 13 or 14 of the Securities Exchange Act of 1934, as amended (the "1934 Act") subsequent to the date of the Prospectus, and will deliver to each Underwriter, without charge, such number of copies thereof as such Underwriter may reasonably request. If during such period of time any event shall occur which in the judgment of the Representatives should be so set forth in the Prospectus, or which in the judgment of the Representatives makes it necessary to so supplement or amend the Prospectus, the Trust and the Company will consult with the Representatives concerning the necessity of filing with the Commission a supplement or amendment to the Prospectus or a report pursuant to Section 13 or 14 of the 1934 Act.

          (e) Prior to any public offering of any Offered Securities by the Underwriters, to cooperate with the Representatives and counsel retained by the Representatives in connection with the registration or qualification of the Offered Securities (and any securities issuable upon conversion or exercise of the Offered Securities) for offer and sale under the securities or Blue Sky laws of, and the determination of the eligibility of Offered Securities for investment under the laws of, such jurisdictions as the Underwriter may request; provided, that in no event shall either the Trust or the Company be obligated to qualify to do business as a foreign limited partnership or corporation, as the case may be, or as a securities dealer in any jurisdiction

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     where it is not now so qualified, to conform its capitalization or the composition of its assets to the securities or Blue Sky laws of any jurisdiction or to take any action which would subject it to taxation or general service of process in any jurisdiction where it is not now so subject. The Company will pay all reasonable fees and expenses (including reasonable counsel fees and expenses) relating to registration or qualification of Offered Securities (and any securities issuable upon conversion or exercise of any Offered Securities) under such securities or Blue Sky laws and in connection with the determination of the eligibility of Offered Securities for investment under the laws of such jurisdictions as the Representatives may designate. In each jurisdiction in which the Offered Securities have been so qualified, the Trust and the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for so long as may be required in connection with the distribution of the Offered Securities.

          (f) To make generally available to their security holders and to each Underwriter the consolidated earnings statements (which need not be audited) that satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 thereunder.

          (g) If, at the time that the Registration Statement became effective, any information was omitted therefrom in reliance upon Rule 430A of the 1933 Act Regulations, then, immediately following the execution of the Pricing Agreement, to prepare, and file or transmit for filing with the Commission in accordance with such Rule 430A and Rule 424(b) of the 1933 Act Regulations, copies of each amended Prospectus, or, if required by such Rule 430A, a post-effective amendment to the Registration Statement (including any amended Prospectus), containing all information so omitted.

          (h) The Company shall pay or cause to be paid the following: (1) all costs and expenses incurred in connection with the preparation, printing and filing of the Registration Statement, any preliminary prospectus, the Prospectus and any legal investment memorandum and Blue Sky memorandum as

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     contemplated by Section 4(e), (2) any filing fees incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Offered Securities, (3) any fees charged by securities rating agencies for rating any of the Offered Securities, (4) all costs and expenses incurred in connection with the preparation, issuance and delivery of the Offered Securities (other than transfer taxes) and the execution and delivery of the Indenture, (5) all costs and expenses incurred in connection with furnishing such copies of the Registration Statement, the Prospectus and any preliminary prospectus, and all amendments and supplements thereto, as may be requested for use in connection with the offering and sale of Offered Securities by dealers to whom Offered Securities may be sold, (6) the fees and expenses incurred in connection with the registration of the Offered Securities under the 1934 Act and (7) the fees and expenses of the transfer agent for the Preferred Securities, if any.

          (i) If this Agreement is terminated by the Representatives because any condition to the obligations of the Underwriters set forth in Section 7 hereof is not satisfied or because of any failure or refusal on the part of the Trust or the Company to comply with the terms of this Agreement or the applicable Pricing Agreement, or if for any reason either of the Trust or the Company shall be unable to perform its obligations herein or therein, the Company will reimburse the several Underwriters, for all out-of-pocket expenses (including the fees and expenses of counsel retained by the Underwriters) reasonably incurred by the Underwriters in connection herewith. Neither the Trust nor the Company, however, will be liable to any of the Underwriters for damages on account of loss of anticipated profits.

          (j) During a period of 30 days from the date of the Pricing Agreement, neither the Trust nor the Company will, without prior written consent of the Representatives, directly or indirectly, sell, offer to sell, contract to sell, grant any option for the sale of, or otherwise dispose of, any Preferred Securities, any security convertible into or exchangeable into or exercisable for, Preferred Securities or Subordinated Debt Securities or any debt securities substantially similar to the Subordinated Debt Securities or any equity securities, substantially similar to the Preferred

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     Securities, except for the Subordinated Debt Securities and Preferred
     Securities offered hereby.

          (k) To use every reasonable effort to effect and maintain the listing of the Preferred Securities on the New York Stock Exchange and to file with the New York Stock Exchange all documents and notices required by the New York Stock Exchange of companies that have securities quoted on such exchange.

     SECTION 5.  Representations and Warranties.  (a)  Each of the Trust and the
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Company, jointly and severally, represents and warrants to each Underwriter as of the date hereof and as of the date of the Pricing Agreement (such latter date being hereinafter referred to as the "Representation Date") as follows:

          (1) The documents incorporated by reference in the Registration Statement and the Prospectus, when they were filed (or, if an amendment with respect to any such document was filed, when such amendment was filed) with the Commission, conformed in all material respects to the requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the rules and regulations of the Commission promulgated thereunder, and any further documents so filed and incorporated by reference will, when they are filed with the Commission, conform in all material respects to the requirements of the 1934 Act and the rules and regulations of the Commission promulgated thereunder; none of such documents, when it was filed (or, if an amendment with respect to any such document was filed, when such amendment was filed), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and no such further document, when it is filed, will contain an untrue statement of a material fact or will omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

          (2) The Trust and the Company jointly meet the registrant requirements and the transaction requirements for use of Form S-3 under the 1933 Act in connection with the

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     offering of the Offered Securities.  The Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act, and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Trust or the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

          At the respective times the Registration Statement and any post-effective amendments thereto became effective and at the Closing Date, the Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendments or supplements thereto, at the time of filing thereof with the Commission, included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Trust or the Company in writing by any Underwriter through the Representatives expressly for use in the Registration Statement or Prospectus or to that part of the Registration Statement which consists of the Statements of Eligibility and Qualification on Form T-1 under the Trust Indenture Act of The Bank of New York.

          Each preliminary prospectus and the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations, if applicable, and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was

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     identical to the electronically transmitted copies thereof filed with the
     Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (3) This Agreement has been, and as of the date thereof, the Pricing Agreement will have been, duly authorized, executed and delivered by the Company.

          (4) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act; all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made; under the Delaware Act and the Declaration, the Trust has the business trust power and authority to (x) own property and conduct its business, all as described in the Prospectus, (y) enter into and perform its obligations under this Agreement, and (z) issue and perform its obligations under the Preferred Securities and the Common Securities and is not required to be authorized to do business in any other jurisdiction; the Trust is not a party to or otherwise bound by any agreement other than those described in the Prospectus; the Trust does not have any consolidated or unconsolidated subsidiaries; and the Trust is and will be treated as a consolidated subsidiary of the Company pursuant to generally accepted accounting principles.

          (5) The Declaration has been duly and validly authorized by the Company and, when executed and delivered by the Company and the Trustees at the Closing Date, and assuming due authorization, execution and delivery thereof by the Property Trustee and the Delaware Trustee (as such terms are defined in the Declaration), will be the valid and binding obligation of the Company and the Trustees, enforceable against the Company and the Trustees in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether the issue of enforceability is considered in a proceeding at law or in equity); and, at the Closing Date, the Declaration will have been duly qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

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          (6)  Under the Delaware Act and the Declaration, the execution and delivery by the Trust of this Agreement and the Pricing Agreement, and the performance by the Trust of its obligations thereunder, have been duly authorized by all necessary business trust action on the part of the Trust; and this Agreement has been, and as of the date thereof the Pricing Agreement will have been, duly executed and delivered by the Trust under the law of Delaware.

          (7) The Common Securities have been duly authorized by the Original Declaration (as defined in the Declaration) and, when issued and delivered by the Trust to the Company against payment therefor in accordance with the Declaration, will be validly issued and fully paid and nonassessable undivided beneficial interests in the assets of the Trust; and under the Delaware Act and the Declaration, the issuance of the Common Securities will not be subject to preemptive rights.

          (8) The Preferred Securities have been duly authorized by the Original Declaration and, when issued and delivered by the Trust in accordance with the Declaration to the Underwriters and paid for in accordance with this Agreement, will be validly issued, and fully paid and nonassessable undivided beneficial interests in the assets of the Trust; the holders of the Preferred Securities, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability as that extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; under the Delaware Act and the Declaration, the issuance of the Preferred Securities will not be subject to preemptive rights; and the Preferred Securities conform to the description thereof in the Prospectus.

          (9) At the Closing Date, all of the issued and outstanding Common Securities of the Trust will be directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

          (10) At the Closing Date, the Property Trustee will be the record holder of Subordinated Debt Securities and no security interest, mortgage, pledge, lien, encumbrance, claim or equity will be noted thereon or on the register.

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          (11) The Guarantee has been duly and validly authorized by the Company and, when executed and delivered by the Company at the Closing Date, will constitute a valid and legally binding agreement of the Company enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether the issue of enforceability is considered in a proceeding at law or in equity); at the Closing Date, the Guarantee will have been duly qualified under the Trust Indenture Act; and the Guarantee conforms to the description thereof contained in the Prospectus.

          (12) The Indenture has been duly and validly authorized by the Company and, when executed and delivered by the Company at the Closing Date and, assuming due authorization, execution and delivery by the Debt Trustee, at such Closing Date will constitute a valid and legally binding agreement of the Company enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether the issue of enforceability is considered in a proceeding at law or in equity); and at the Closing Date, the Indenture will have been duly qualified under the Trust Indenture Act.

          (13) The Subordinated Debt Securities have been duly and validly authorized by the Company and, when executed and authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Trust in accordance with the Declaration, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether the issue of enforceability is considered in a proceeding at law or in equity); and the Subordinated Debt Securities conform to the description thereof contained in the Prospectus.

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          (14) The issuance and sale of the Preferred Securities by the Trust and the performance by the Trust of its obligations under this Agreement and the Pricing Agreement will not conflict with, result in a breach of any of the terms or provisions of, or constitute a default under, the Declaration or any indenture, mortgage, deed of trust or other material agreement or instrument to which the Trust is now a party or by which it is bound, or any order of any court or governmental agency or authority entered in any proceeding to which the Trust was or is now a party or by which it is bound.

          (15) The issuance and sale of the Offered Securities and the Subordinated Debt Securities and the performance by each of the Company or the Trust, as the case may be, of its respective obligations under the terms of this Agreement, the Pricing Agreement, the Guarantee, the Indenture and the Declaration will not conflict with, result in a breach of any of the terms or provisions of, or constitute a default under, the Company's charter or by-laws, or any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company or any of its "significant subsidiaries" (as such term is defined in Rule 1.02(v) of Regulations S-X) is now a party or by which it is bound, or any order of any court or governmental agency or authority entered in any proceeding to which the Company or any of its significant subsidiaries was or is now a party or by which it is bound.

          (16) No authorization, approval, consent or order of any Delaware court or governmental authority or agency is required to be obtained by the Trust solely in connection with the issuance and sale of the Common Securities and the Preferred Securities or the purchase by the Trust of the Subordinated Debt Securities.

          (17) The accountants who certified the financial statements and supporting schedules incorporated by reference in the Registration Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

          (18) Except to the extent set forth in the Prospectus, neither the Trust nor the Company has received any notice of, nor does it have any actual knowledge of, any failure by it or, in the case of the Company, any of its significant subsidiaries to be in substantial compliance with all existing statutes and regulations applicable to it or, in the case of the Company, such subsidiaries, which failure would materially and adversely affect the conduct of the business of the Trust or of the Company and its subsidiaries, considered as a whole.

          (19) The statements set forth in the Prospectus under the caption "Certain Federal Income Tax Consequences," insofar as they purport to describe the provisions of the law referred to therein, are accurate and complete in all material respects.

          (20) The Trust will be classified as a "grantor trust" for United States federal income tax purposes and is not and will not be classified as an association taxable as a partnership or a corporation for United States federal income tax purposes under federal income tax laws as currently in effect.

          (21) Neither the Trust nor the Company is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and neither the Trust nor the Company is subject to regulation under such Act.

     (b) Any certificate signed by any Regular Trustee of the Trust or officer of the Company and delivered to the Representatives or to counsel for the Underwriters pursuant to the terms of this Agreement shall be deemed a representation and warranty by the Trust or the Company, as the case may be, to the Underwriters as to the matters covered thereby.

     SECTION 6.  Indemnification.  Each of the Trust and the Company agrees,
                 ---------------
jointly and severally, to indemnify and hold harmless each Underwriter, and each person, if any, who controls any Underwriter within the meaning of either
Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Trust or the Company by any Underwriter through the Representatives expressly for use therein; provided, however, that neither the Trust nor the Company shall indemnify any Underwriter or any person who controls any such Underwriter from any such losses, claims, damages or liabilities alleged by any person who purchased Offered Securities from such Underwriter if the untrue statement, omission or allegation thereof upon which such losses, claims, damages or liabilities are based was made in: (i) any preliminary prospectus, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person at or prior to the written confirmation of the sale of Offered Securities to such person, and if the Prospectus (as so amended or supplemented) corrected the untrue statement or omission giving rise to such loss, claim, damage or liability; (ii) any Prospectus used by such Underwriter or any person who controls such Underwriter, after such time as the Trust or the Company advised such Underwriter that the filing of a post-effective amendment or supplement thereto was required, except the Prospectus as so amended or supplemented; or (iii) any Prospectus used after such time as the obligation of the Trust and the Company to keep the same current and effective has expired. This indemnity will be in addition to any liability which the Trust or the Company may otherwise have. All fees and expenses which are reimbursable pursuant to this Section 6 shall be reimbursed as they are incurred.

     If any action or proceeding (including any governmental investigation) shall be brought or asserted against any Underwriter or any person controlling such Underwriter in respect of which indemnity may be sought from the Trust or the Company, such Underwriter or such controlling person shall promptly notify the Company in writing, and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Underwriter and the payment of all expenses. Any omission so to notify the Company shall not, however, relieve the Trust or the Company from any liability which either such party may have to any indemnified party otherwise than under this Section

6. An Underwriter or any person controlling an Underwriter shall have the right to employ separate counsel in any such action or proceeding and to participate in the defense thereof, but the fees and expenses of such separate counsel shall be such Underwriter's expense or the expense of such controlling person unless
(a) the Company has agreed to pay such fees and expenses or (b) the Company shall have failed to assume the defense of such action or proceeding and employ counsel reasonably satisfactory to such Underwriter in any such action or proceeding or (c) the named parties to any such action or proceeding (including any impleaded parties) include both such Underwriter or such controlling person and either of the Trust or the Company, and such Underwriter or such controlling person shall have been advised by counsel to such Underwriter that there may be a conflict of interest between such Underwriter or such controlling person and either of the Trust or the Company in the conduct of the defense of such action (in which case, if the Underwriter or such controlling person notifies the Trust and the Company in writing that it elects to employ separate counsel at the expense of the Trust and the Company, neither the Trust nor the Company shall have the right to assume the defense of such action or proceeding on behalf of the Underwriter or such controlling person), it being understood, however, that neither the Trust nor the Company shall, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (unless the members of such firm are not admitted to practice in a jurisdiction where an action is pending, in which case the Trust and the Company shall pay the reasonable fees and expenses of one additional firm of attorneys to act as local counsel in such jurisdiction, provided the services of such counsel are substantially limited to that of appearing as attorneys of record). Neither the Trust nor the Company shall be liable for any settlement of any such action or proceeding effected without its written consent, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Trust and the Company agree to indemnify and hold harmless such Underwriter and any such controlling person from and against any loss or liability by reason of such settlement or judgment.

     Each Underwriter severally agrees to indemnify and hold harmless each of the Trust, including its trustees, and the

Company, including its directors and each of its officers, and each person, if any, who controls the Trust or the Company within the meaning of either Section 15 of the 1933 Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Trust and the Company to such Underwriter, but only with respect to information furnished in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any preliminary prospectus. In case any action or proceeding shall be brought against the Trust or its trustees or the Company or the Company's directors or officers or any such controlling person, in respect of which indemnity may be sought against an Underwriter, such Underwriter shall have the rights and duties given to the Trust and the Company, and the Trust or its trustees or the Company or the Company's directors or officers or such controlling person shall have the rights and duties given to such Underwriter by the preceding paragraph.

     If the indemnification provided for in this Section 6 is unavailable to an indemnified party under the first or third paragraph hereof in respect of any losses, claims, damages or liabilities referred to therein (other than by reason of such indemnified party's failure to comply with the first sentence of the second paragraph of this Section 6), then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Trust and the Company on the one hand and the Underwriters on the other hand from the offering of the Offered Securities or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Trust or Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Trust or the Company on the one hand and the Underwriters on the other in connection with the offering of the Offered Securities shall be deemed to be in the same proportion as the total net proceeds from the offering of the Offered Securities received by the Trust and the Company bear to the total underwriting discounts received by the Underwriters in respect thereof. The relative fault of the Trust or the Company on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Trust or the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of this Section 6, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

     Each of the Trust and the Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     The indemnity and contribution agreements contained in this Section 6 and the representations and warranties of the Trust and the Company contained in this Agreement shall remain operative and in full force and effect regardless of
(a) any investigation made by or on behalf of any Underwriter, by or on behalf of any person controlling such Underwriter or by or on behalf of the Trust or the Company, (b) acceptance of any of the Offered Securities and payment therefor or (c) any termination of this Agreement.

     SECTION 7.  Conditions of the Obligations of the Underwriter.
                 ------------------------------------------------

     The obligations of the several Underwriters hereunder are subject to the following conditions:

          (a) The Registration Statement shall have become effective not later than 5:30 P.M. on the date hereof; at the Closing Date no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission; and the Representatives shall have received a certificate, dated the Closing Date and signed by (i) two Regular Trustees of the Trust and (ii) the Chairman of the Board, the President, an Executive Vice President or the Senior Vice President-Finance and Treasurer of the Company (each of whom may, as to threatened proceedings, rely upon the best of his information and belief), to such effect and to the effect set forth in clause (f) of this Section 7. If the Trust and the Company have elected to rely upon Rule 430A of the 1933 Act Regulations, the price of the Offered Securities and any price-related information previously omitted from the effective Registration Statement pursuant to such Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) of the 1933 Act Regulations within the prescribed time period, and prior to the Closing Date the Company shall have provided evidence satisfactory to the Underwriter of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A of the 1933 Act Regulations.

          (b)  At the Closing Date the Representatives shall have received:

          (1) The opinions, dated as of the Closing Date, and reasonably satisfactory to counsel for the Underwriters, from Messrs. Cole, Raywid & Braverman, L.L.P. or such other special communications counsel for the Company as may be reasonably satisfactory to the Representatives and from the General Counsel of the Company to the following effect and covering such additional matters as the Representatives may reasonably request:

               (i) the Company and each of its significant subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation with the corporate power and authority to carry on its business as described in the Prospectus (as amended or supplemented, if applicable) and the Company has the corporate power and authority to execute and deliver, and perform its obligations under, this Agreement, the Pricing Agreement, the Guarantee, the Indenture and the Declaration;

               (ii) the Company and each of its significant subsidiaries is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which the failure to so qualify would, in the aggregate, have a material adverse effect upon the financial condition, results of operations, business or properties of the Company and its subsidiaries taken as a whole;

               (iii) all corporate proceedings legally required in connection with the authorization and issuance of the Subordinated Debt Securities and the Guarantee and the sale of the Subordinated Debt Securities and the Guarantee by the Company as contemplated by this Agreement have been taken;

               (iv) To the best knowledge of such counsel, there is no legal or governmental proceeding pending or threatened against the Trust or the Company or any of its subsidiaries which is required to be disclosed in the Prospectus (as amended or supplemented, if applicable) and is not so disclosed and correctly summarized therein;

               (v) To the best knowledge of such counsel, there is no contract or other document known to such counsel of a character required to be described in the Prospectus (as amended or supplemented, if applicable) or to be filed as an exhibit to the Registration Statement (or to a document incorporated by reference therein) that is not described or filed as required;

               (vi) The execution and delivery by the Trust of this Agreement, the Pricing Agreement and the Declaration, the issuance of the Offered Securities and the fulfillment of the terms herein and therein contained do not conflict with, or result in a breach of, or constitute a default under, the Declaration or, to the best knowledge of such counsel, conflict in any material respect with, or result in a material breach of or constitute a material default under any material agreement, indenture or other instrument known to such counsel to which the Trust is a party or by which it is bound, or result in a violation of any law, administrative regulation or court or governmental decree known to such counsel applicable to the Trust, except that such counsel need not express any opinion with respect to
          (i) matters opined upon by Messrs. Richards, Layton & Finger, P.A. or
          (ii) the Blue Sky laws of any jurisdiction;

               (vii) The execution and delivery by the Company of this Agreement, the Pricing Agreement, the Guarantee, the Indenture and the Declaration, the issuance of the Subordinated Debt Securities and the Guarantee and the fulfillment of the terms herein and therein contained do not conflict with, or result in a breach of, or constitute a default under, the Company's charter or bylaws or, to the best knowledge of such counsel, conflict in any material respect with, or result in a material breach of or constitute a material default under any material agreement, indenture or other instrument known to such counsel to which the Company or any of its significant subsidiaries is a party or by which it is bound, or result in a violation of any law, administrative regulation or court or governmental decree known to such counsel applicable to the Company or any of its significant subsidiaries, except that such counsel need not express any opinion with respect to (i) matters opined upon by special communications counsel and Messrs. Sherman & Howard LLC or (ii) the Blue Sky laws of any jurisdiction;

               (viii) All of the issued and outstanding Common Securities of the Trust are directly owned by the Company free and clear or any security interest, mortgage, pledge, lien, encumbrance, claim or equity;

               (ix) The Property Trustee is the record holder of Subordinated Debt Securities and no security interest, mortgage, pledge, lien, encumbrance, claim or equity is noted thereon or on the securities register; and

               (x) To the best knowledge of such counsel, neither the Registration Statement nor the Prospectus, as amended or supplemented, if applicable (expect as to the financial statements and schedules and any other financial and statistical data contained or incorporated by reference in the Registration Statement or Prospectus, as to which no opinion need be expressed), contained, as of the date the Prospectus was first filed with the Commission, or contains, as of the Closing Date, any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, as amended or supplemented, if applicable, in light of the circumstances under which they were made,) not misleading.

          (2) from Messrs. Sherman & Howard LLC, special counsel to the Trust and the Company, to the following effect and covering such additional matters as the Underwriter may reasonably request:

               (i) The execution and delivery of this Agreement, the Pricing Agreement, the Guarantee and the Indenture, the issuance of the Offered Securities, the Subordinated Debt Securities and the Guarantee and the fulfillment of the terms of this Agreement, the Pricing Agreement, the Guarantee and the Indenture do not or will not, as appropriate, result in a material breach of or constitute a material default under any material agreement for borrowed money known to such counsel to which the Company or any of the Company's significant subsidiaries is a party or by which it is bound; and

               (ii) the Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and is not subject to regulation under such Act.

     (3) from Baker & Botts, L.L.P., special counsel to the Trust and the Company, to the following effect and covering such additional matters as the Underwriter may reasonably request:

               (i) This Agreement, the Pricing Agreement, the Guarantee, the Indenture and the Declaration have been duly authorized, executed and delivered by the Company; and each of the Guarantee and the Indenture is a legal, valid and binding agreement of the Company enforceable in accordance with its terms, except (A) as such enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other laws affecting creditors' rights generally, and (B) that the remedy of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought;

               (ii) Each of the Guarantee, the Indenture and the Declaration has been duly qualified under, and complies in all material respects with the requirements of, the Trust Indenture Act;

               (iii) The Subordinated Debt Securities, when executed and authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Trust at the Closing Date, will be legal, valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable in accordance with their terms, except (A) as such enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other laws affecting creditors' rights generally, and (B) that the remedy of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought;

               (iv) The Trust and the Company jointly meet the requirements for use of Form S-3 under the 1933 Act. The Registration Statement is effective under the 1933 Act and, to the best of such counsel's knowledge and information, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission;

               (v) Each of the Offered Securities, the Guarantee and the Subordinated Debt Securities conforms in all material respects as to legal matters to the descriptions thereof in the Prospectus (as amended or supplemented, if applicable);

               (vi) The Trust is not an "investment company" within the meaning of Section 3(a) of the Investment Company Act of 1940, as amended, and is not subject to regulation under such Act; and

               (vii) The statements set forth in the Prospectus under the caption "Certain Federal Income Tax Consequences," insofar as they purport to describe the provisions of law referred to therein, are accurate and complete in all material respects.

          In addition, such counsel shall state that "The Registration Statement and the Prospectus, as amended or supplemented, if applicable (except as to (x) the financial statements and schedules and any other financial and statistical data contained or incorporated by reference therein and (y) the documents incorporated or deemed to be incorporated by reference therein, as to which no opinion is expressed), complied, as of the date the Prospectus was first filed with the Commission pursuant to Rule 424, and comply, as of the date hereof, as to form in all material respects with the requirements of the Act and the rules and regulations of the Commission under the Act (the "Rules"). In passing upon the form of such documents, we have necessarily assumed the correctness and completeness of the statements made or included therein by the Trust or the Company and take no responsibility for the accuracy, completeness or fairness of the statements contained therein except insofar as such statements relate to the description of the Offered Securities or relate to us. However, in connection with the preparation of the Registration Statement and the Prospectus, we had conferences with certain trustees or officers and other representatives of the Trust and the Company, and our examination of the Registration Statement and the Prospectus and our discussions in such conferences did not disclose to us any information (relying as to the materiality of any such information primarily upon trustees or officers and other representatives of the Trust and the Company) which gave us reason to believe that either the Registration Statement or the Prospectus, as amended or supplemented, if applicable (except as to (x) the financial statements and schedules and any other financial and statistical data contained or incorporated by reference therein and (y) the documents incorporated therein or deemed to be incorporated by reference therein, as to which no belief is expressed), contained, as of the date the Prospectus was first filed with the Commission pursuant to Rule 424, or contains, as of the date hereof, any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, as amended or supplemented, if applicable, in light of the circumstances under which they were made), not misleading."

          In giving such opinions, such counsel may rely (x) as to matters of fact, to the extent they deem proper, upon certificates of trustees or officers of the Trust or the Company, public officials and others, and (y) as to matters of law if other than the law of the United States or Colorado (in the case of Messrs. Sherman & Howard LLC and General Counsel of the Company) or New York (in the case of Baker & Botts, L.L.P.), on the opinions of local counsel retained by them or the Trust or the Company, provided that such counsel are satisfactory to the Representatives and counsel retained by the Representatives on behalf of the Underwriters.

     (4) from Messrs. Richards, Layton & Finger, P.A. special Delaware counsel to the Trust, to the following effect and covering such additional matters as the Underwriter may reasonably request:

               (i) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act; all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made; under the Delaware Act and the Declaration, the Trust has the business trust power and authority to (x) own property and conduct its business, all as described in the Prospectus, (y) enter into and perform its obligations under this Agreement and the Pricing Agreement, and (z) issue and perform its obligations under the Preferred Securities and the Common Securities.

               (ii) Assuming the Declaration has been duly authorized, executed and delivered by the Trustees and the Company, the Declaration is the valid and binding obligation of the Company and the Trustees, enforceable against the Company and the Trustees in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether the issue of enforceability is considered in a proceeding at law or in equity).

               (iii) Under the Delaware Act and the Declaration, the execution and delivery by the Trust of this Agreement and the Pricing Agreement, and the performance by the Trust of its obligations thereunder, have been duly authorized by all necessary business trust action on the part of the Trust; and this Agreement and the Pricing Agreement have been duly executed and delivered by the Trust under the laws of Delaware.

               (iv) The Common Securities have been duly authorized by the Declaration and are validly issued and represent undivided beneficial interests in the assets of the Trust; and under the Delaware Act and the Declaration, the issuance of the Common Securities is not subject to preemptive rights.

               (v) The Preferred Securities have been duly authorized by the Declaration and, when delivered to and paid for pursuant to this Agreement, will be validly issued and fully paid and nonassessable undivided beneficial interests in the assets of the Trust; the holders of the Preferred Securities, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; and under the Delaware Act and the Declaration, the issuance of the Preferred Securities is not subject to preemptive rights. Such counsel may note that the Preferred Security holders may be obligated, pursuant to the Declaration, to (i) provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers of Preferred Security Certificates and the issuance of replacement Preferred Security Certificates, and (ii) provide security and indemnity in connection with requests of or directions to the Property Trustee to exercise its rights and powers under the Declaration.

               (vi) The issuance and sale by the Trust of the Preferred Securities and Common Securities; the execution, delivery and performance by the Trust of this Agreement and the Pricing Agreement; the consummation of the transactions contemplated herein and therein; and compliance by the Trust with its obligations hereunder and thereunder will not violate any of the provisions of the Certificate of Trust or the Declaration, or any applicable Delaware law or administrative regulation.

               (vii) Assuming that the Trust derives no income from or in connection with sources within the State of Delaware and has no assets, activities (other than having a Delaware Trustee as required by the Delaware Act and the filing of documents with the Delaware Secretary of State) or employees in the State of Delaware, no authorization, approval, consent or order of any Delaware court or governmental authority or agency is required to be obtained by the Trust solely in connection with the issuance and sale of the Common Securities and the Preferred Securities or the purchase by the Trust of the Subordinated Debt Securities and the Guarantees except such as have been obtained and such as may be required by state securities laws.

          (c) The Underwriter shall have received on the Closing Date from Messrs. Brown & Wood LLP, counsel retained by the

     Representatives on behalf of the Underwriters, an opinion with respect to the Offered Securities, the Registration Statement and the Prospectus in the form customarily given by such firm, including an opinion to the effect that the Registration Statement and the Prospectus, as amended or supplemented, if applicable (except as to the financial statements and schedules and any other financial and statistical data contained or incorporated by reference therein, as to which no opinion need be expressed) comply as to form in all material respects with the Act.

          (d) The opinion of Emmett, Marvin & Martin LLP, counsel to The Bank of New York as Property Trustee under the Declaration, in form and substance satisfactory to counsel to the Underwriters to the effect that:

               (i) The Bank of New York is a national banking association with trust powers, duly organized, validly existing and in good standing under the laws of the United States, with all necessary power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration.

               (ii) The execution, delivery and performance by the Property Trustee of the Declaration have been duly authorized by all necessary corporate action on the part of the Property Trustee; the Declaration has been duly executed and delivered by the Property Trustee, and constitutes the valid and binding obligation of the Property Trustee, enforceable against the Property Trustee in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether the issue of enforceability is considered in a proceeding at law or in equity).

               (iv) The execution, delivery and performance of the Declaration by the Property Trustee does not conflict with or constitute a breach of the Articles of Organization or Bylaws of the Property Trustee.

               (v) No consent, approval or authorization of, or registration with or notice to, any New York or federal banking authority is required for the execution, delivery or performance by the Property Trustee of the Declaration.

               (vi) To the best of such counsel's knowledge, based on a review of the certificates representing the Subordinated Debt Securities, no security interest, mortgage, pledge, lien, encumbrance, claim or equity is noted thereon.

          In giving such opinion, such counsel may rely as to matters governed by the laws of the State of Delaware on an opinion of Messrs. Richards Layton & Finger, P.A., provided that such opinion shall be addressed to the Underwriters, shall be dated as of such date and shall expressly permit such counsel to rely thereon.

          (e) On the Closing Date, the Representatives shall have received from each of KPMG Peat Marwick LLP and Price Waterhouse LLP a letter, dated as of the Closing Date, in form and substance reasonably satisfactory to the Representatives.

          (f) The representations and warranties of the Trust and the Company in this Agreement shall be true and correct on and as of the Closing Date; each of the Trust and the Company shall have complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date; and except as reflected in or contemplated by the Registration Statement and the Prospectus, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been, at the Closing Date, any material adverse change in the condition (financial or otherwise), business, prospects or results of operations of the Trust or of the Company and its subsidiaries, considered as a whole.

          (g) Subsequent to the date hereto, there shall not have occurred any change, or any development involving a prospective change, in or affecting particularly the business, prospects or financial affairs of the Trust or of the Company and its subsidiaries, considered as a whole which, in the reasonable judgment of the Representatives, is so material and adverse that it would be impracticable to proceed with the public offering or delivery of the Offered Securities on the terms and in the manner contemplated by the Prospectus.

          (h) At the Closing Date the Offered Securities shall have been approved for quotation on the New York Stock Exchange and the Trust and the Company shall have filed all notices and documents required by the New York Stock Exchange of companies that have securities quoted on such exchange.

     SECTION 8.  Termination of Agreement.  The obligation of the Underwriters
                 ------------------------
to purchase the Offered Securities may be terminated at any time prior to the Closing Date by notice to the Trust and the Company from the Representatives, without liability on the part of the Underwriters to the Trust or the Company, if, on or prior to such date, (i) additional material governmental restrictions, not in force and effect on the date of this Agreement, shall have been imposed upon trading in securities generally or minimum or maximum prices shall have been generally established on the New York Stock Exchange or on the American Stock Exchange, or trading in securities generally shall have been suspended on either such Exchange or trading in the common stock or debt securities of the Trust or the Company in the over-the-counter market shall have been suspended or a general banking moratorium shall have been established by Federal or New York authorities, or (ii) a war involving the United States of America or other national calamity shall have occurred or shall have accelerated to such an extent as to affect adversely the marketability of the Offered Securities.

     SECTION 9.  Default by One or More of the Underwriters.  If one or more of
                 ------------------------------------------
the Underwriters shall fail on the Closing Date to purchase the Offered Securities that it or they are obligated to purchase hereunder (the "Defaulted Securities"), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any substitute underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be approved by the Representatives and upon the terms herein set forth; if, however, the Representatives have not completed such arrangements within such 24-hour period, then:

          (a) if the principal amount of Defaulted Securities does not exceed 10% of the aggregate principal amount of Offered Securities, the non-defaulting Underwriters shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

          (b) if the principal amount of Defaulted Securities exceeds 10% of the aggregate principal amount of Offered Securities, the Company shall be entitled for an additional 24-hour period to find one or more substitute underwriters satisfactory to the Representatives in their reasonable discretion to purchase such Defaulted Securities.

     In the event of any such default either the Representatives or the Trust and the Company shall have the right to postpone the Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements relating to the purchase of the Offered Securities.

     If the principal amount of Defaulted Securities exceeds 10% of the aggregate principal amount of Offered Securities, and neither the Representatives nor the Company make arrangements pursuant to this Section 9 within the period stated for the purchase of the Defaulted Securities, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter to the Company except as provided in Section 6.

     No action taken pursuant to this Section 9 shall relieve any defaulting Underwriter from liability in respect of its default.

     A substitute underwriter hereunder shall be an Underwriter for all purposes of this Agreement.

     SECTION 10.  Notices.  All notices and other communications hereunder shall
                  -------
be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommuni cation. Notices to the Representatives shall be directed to ____________, attention __________; and notices to each of the Trust and the Company shall be directed to it at its office at Terrace Tower II, 5619 DTC Parkway, Englewood, Colorado 80111-3000, attention: Bernard W. Schotters, Senior Vice President - Finance of the Company.

     SECTION 11.  Parties.  This Agreement and the Pricing Agreement shall each
                  -------
inure to the benefit of and be binding upon the Underwriters, the Trust and the Company and their respective successors and legal representatives. Nothing expressed or mentioned in this Agreement or the Pricing Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Trust and the Company and their respective successors and legal representatives and the controlling persons and trustees, officers and directors referred to in Section 6 hereof and their respective successors, heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or the Pricing Agreement or any provision herein or therein contained. This Agreement and the Pricing Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the Underwriters, the Trust and the Company and their respective successors and legal representatives and said controlling persons, trustees, officers and directors and their respective successors, heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Offered Securities from the Underwriter shall be deemed to be a successor by reason merely of such purchase.

     SECTION 12.  Governing Law and Time.  This Agreement and the Pricing
                  ----------------------
Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State. Specified times of day refer to New York City time.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Trust and the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Trust and the Company in accordance with its terms.

                              Very truly yours,

                              TCI COMMUNICATIONS FINANCING __


                              By: ------------------------------
                                  as Regular Trustee


                              By: ------------------------------
                                  as Regular Trustee


                              TCI COMMUNICATIONS, INC.


                              By: ------------------------------
                                  TCI

CONFIRMED AND ACCEPTED,
as of the date first
above written:
[Insert rep names]


BY:  [UNDERWRITER]


By:  ___________________________________
     Authorized Signatory

     for themselves and as Representatives
     of other underwriters named in Schedule A hereto.

                                                                       EXHIBIT A



                       _____________ Preferred Securities

                        TCI COMMUNICATIONS FINANCING __
                          (a Delaware Business Trust)

                        ____% Trust Preferred Securities
                (Liquidation Amount $25 per Preferred Security)
           guaranteed to a limited extent by TCI Communications, Inc.



                               PRICING AGREEMENT
                               -----------------

                                                   _______________, 1996

[UNDERWRITER]

Dear Sirs:

     Reference is made to the Purchase Agreement, dated __________, ____ (the "Purchase Agreement"), relating to the purchase, by the Underwriters named in Schedule A thereto (the "Underwriters"), of the above-referenced ___% Trust Preferred Securities (the "Preferred Securities"), of the TCI Communications Financing __, a business trust formed under the laws of Delaware (the "Trust"). Capitalized terms in this Pricing Agreement that are not defined herein have the meanings assigned in the Purchase Agreement.

     Pursuant to Section 2 of the Purchase Agreement, each of the Trust and the Company agree with each of the several Underwriters as follows:

          1. The initial public offering price for the Offered Securities, and the purchase price per Offered Security for the Offered Securities to be paid by the several Underwriters, determined as provided in said Section 2, shall be $25.00.

          2. The compensation per Preferred Security to be paid by the Company to the several Underwriters in respect of their commitments hereunder shall be $_____.

     In view of the fact that the proceeds of the sale of the Preferred Securities will be invested in Subordinated Debt Securities, the Company has agreed to pay to the Underwriters, as compensation for their arranging the investment therein of such proceeds, $_____ per Preferred Security (or $_______ in the aggregate); provided, that such compensation for sales of ______ or more Preferred Securities to a single purchaser will be $_____ per Preferred Security. Therefore, to the extent of such sales, the actual amount of Underwriters' compensation will be less than the aggregate amount specified in the preceding sentence. See "Underwriting."

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Trust and the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriter, the Trust and the Company in accordance with its terms.

                              Very truly yours,

                              TCI COMMUNICATIONS FINANCING __

                              By: -----------------------------
                              as Regular Trustee

                              By: -----------------------------
                              as Regular Trustee

                              TCI COMMUNICATIONS, INC.

                              By:  ----------------------------

CONFIRMED AND ACCEPTED,
as of the date first above written:
[Insert rep names]


By:  [UNDERWRITER]


     By:  -----------------------------

                                      A-2